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                                                                    EXHIBIT 10.6

                            AMENDMENT AGREEMENT NO. 1
                               TO CREDIT AGREEMENT

         THIS AMENDMENT AGREEMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 22nd day of June, 2001, by and among SPHERION CORPORATION, a Delaware corporation ("Spherion"), the BORROWING SUBSIDIARIES parties hereto (herein Spherion and each Borrowing Subsidiary are individually referred to as a "Company" and collectively, the "Companies"), the several financial institutions party hereto and BANK OF AMERICA, N.A., a national banking association (the "Agent"), all parties to the Credit Agreement described below.

                              W I T N E S S E T H:

         WHEREAS, the Companies, the financial institutions party thereto (collectively, the "Banks", individually, a "Bank") and the Agent have entered into a Second Amended and Restated Credit Agreement dated April 2, 2001 (the "Credit Agreement") pursuant to which the Banks have agreed to make available to the Borrowers revolving credit facilities of up to $400,000,000; and

         WHEREAS, as a condition to the making of loans the Lender has required that certain Subsidiaries of Spherion execute a Guaranty Agreement whereby each of them guarantees payment of the Obligations arising under the Credit Agreement; and

         WHEREAS, the Companies have requested that the Agent and the Banks, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

         1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Loan Documents shall mean the Credit Agreement as heretofore and hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         2. AMENDMENTS. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) SECTION 1.2 is hereby amended by adding thereto the following two new defined terms in the appropriate alphabetical order:

                           "Consolidated Total Senior Leverage Ratio" means,
                  with respect to Spherion and its Subsidiaries, on a consolidated basis, for any consecutive four

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                  quarter period (subject to adjustment as contemplated in
                  SECTION 8.3(iv)), the ratio of (x) Total Senior Indebtedness as at the end of such period to (y) Consolidated EBITDA for such period.

                           "Total Senior Indebtedness" means, at any time
                  (subject to adjustment as contemplated by SECTION 8.3(iv)), all Indebtedness of Spherion and its Subsidiaries, MINUS Subordinated Indebtedness, on a consolidated basis at such time."

                  (b) The definition of "Consolidated Total Leverage Ratio" in
         SECTION 1.2 is hereby amended in its entirety so that as amended it shall read as follows:

                           "Consolidated Total Leverage Ratio" means, with
                  respect to Spherion and its Subsidiaries, on a consolidated basis, for any consecutive four quarter period (subject to adjustment as contemplated by SECTION 8.3(iv)), the ratio of
                  (x) Total Indebtedness MINUS the sum of all cash and the fair market value of all Cash Equivalent Investments of Spherion and its Subsidiaries in excess of the sum of $30,000,000 and, until paid, the $122,000,000 of estimated taxes payable as a result of the sale of Michael Page, all as at the end of such period to (y) Consolidated EBITDA for such period."

                  (c) The last sentence of SECTION 2.15(c) is hereby amended in its entirety so that as amended it shall read as follows:

                           "The Applicable Margin shall not be less than .675%
                  and .750% for Revolving Loans and 364 Day Loans, respectively, and the Applicable Fee Percentage shall not be less than .325% and .250% for Revolving Commitments and 364 Day Commitments, respectively, until the Business Day next following the date of receipt by the Agent of the Compliance Certificate and related financial statements of Spherion and its Subsidiaries for the fiscal year ending December 28, 2001."

                  (d) SECTION 8.3(iv) is hereby amended in its entirety so that as amended it shall read as follows:

                           "(iv) In determining Consolidated EBITDA,
                  Consolidated Interest Expense, Consolidated Net Income, Consolidated Net Worth, Total Indebtedness, the Consolidated Interest Coverage Ratio, the Consolidated Total Leverage Ratio, the Consolidated Total Senior Leverage Ratio and Total Senior Indebtedness, all results of operations of Michael Page and its Subsidiaries and all Indebtedness attributed thereto (including, without limitation, all Indebtedness discharged with the proceeds of the Michael Page IPO) shall be excluded."

                  (e) SECTION 8.3 is hereby amended by adding a new clause (v) thereto reading as follows:


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                           "(v) The Consolidated Total Senior Leverage Ratio as
                  at the end of any fiscal quarter ending after the Effective Date for the four fiscal quarters then ending to exceed 2.50 to 1.00."

                  (f) SECTION 8.5(c) is hereby amended in its entirety so that as amended it shall read as follows:

                           "(c) Spherion may purchase or redeem or make open
                  market purchases of any class of capital stock in any fiscal year at an aggregate cost not to exceed (i) 7.5% of Consolidated Net Worth during its fiscal year 2001 and (ii) 5% of Consolidated Net Worth as at the end of any fiscal year thereafter; and"

         3. GUARANTORS. Each of the Guarantors has joined in the execution of this Amendment Agreement for the purpose of consenting to the amendments contained herein and reaffirming its guaranty of the Obligations.

         4. COMPANIES' REPRESENTATIONS AND WARRANTIES. Each Company hereby represents, warrants and certifies that:

                  (a) The representations and warranties made by it in ARTICLE VI of the Credit Agreement are true on and as of the date hereof before and after giving effect to this Amendment Agreement except that (i) the financial statements referred to in SECTION 6.10(a) shall be those most recently furnished to each Bank pursuant to SECTION 7.1(a) AND (b) of the Credit Agreement;

                  (b) The Companies have the power and authority to execute and perform this Amendment Agreement and have taken all action required for the lawful execution, delivery and performance thereof.

                  (c) There has been no material adverse change in the condition, financial or otherwise, of the Companies and their Subsidiaries since the date of the most recent financial reports of the Companies received by the Banks under SECTION 7.1 of the Credit Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (d) The business and properties of the Companies and their Subsidiaries are not, and since the date of the most recent financial report of the Companies and their Subsidiaries received by the Lender under SECTION 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (e) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event


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         of Default on the part of the Companies under the Credit Agreement either immediately or with the lapse of time or the giving of notice, or both.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment Agreement shall become effective upon receipt by the Agent of the following:

                  (a) nineteen (19) counterparts of this Amendment Agreement executed by the Companies, Guarantors, Agent and Required Banks;

                  (b) copies of resolutions of the Boards of Directors of the Companies and each of the Guarantors authorizing the transaction contemplated by this Amendment Agreement certified by the Secretary or Assistant Secretary of each of the Companies and each of the Guarantors;

                  (c) payment to each Bank executing this Amendment Agreement of an amendment fee equal to 10 basis points times such Bank's Commitment; and

                  (d) such other instruments and documents as the Lender may reasonably request.

         6. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except as provided in the Credit Agreement.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.


                  [Remainder of page intentionally left blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   COMPANIES:

                                   SPHERION CORPORATION

WITNESS:

/s/ Rebecca P. Doolittle                  By: /s/ Roy G. Krause
----------------------------                 -----------------------------
                                   Name:  Roy G. Krause
/s/ Victoria V. Williams           Title: Executive Vice President & CFO
----------------------------

                                   SPHERION WORLDWIDE HOLDING BV
                                   (F/K/A INTERIM SERVICES WORLDWIDE HOLDING BV)
                                    BY:  SPHERION (EUROPE) INC., DIRECTOR
WITNESS:

/s/ Rebecca P. Doolittle                  By: /s/ Roy G. Krause
----------------------------                 -----------------------------
                                   Name:  Roy G. Krause
/s/ Victoria V. Williams           Title: Executive Vice President & CFO
----------------------------

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                                   BANK OF AMERICA, N.A., AS AGENT

                                   By: /s/ John E. Williams
                                      ----------------------------------------
                                   Name:    John E. Williams
                                   Title:   Managing Director


                                   BANK OF AMERICA, N.A., AS A BANK

                                   By: /s/ John E. Williams
                                      ----------------------------------------
                                   Name:    John E. Williams
                                   Title:   Managing Director


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                                   ABN AMRO BANK N.V.

                                   By:    /s/ W.P. Fischer
                                         -------------------------------------
                                   Name:  W.P. Fischer
                                         -------------------------------------
                                   Title: Senior Vice President
                                         -------------------------------------


                                   By:    /s/ Judith M. Bresner
                                         -------------------------------------
                                   Name:  Judith M. Bresner
                                         -------------------------------------
                                   Title: Group Vice President
                                         -------------------------------------

                                   Lending Office:

                                   208 S. LaSalle, Suite 1500
                                   Chicago, Illinois 60604-1003
                                   Attention: Credit Administration

                                   Wire Transfer Instructions:

                                   ABN AMRO Bank N.V.
                                   New York, New York
                                   ABA #0260009580
                                   F/O ABN AMRO Bank N.V.
                                   Chicago Branch CPU
                                   Account #650-001-1789-41
                                   Reference: CPU (#00408972)
                                              Spherion Corporation


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                                   THE CHASE MANHATTAN BANK

                                   By:    /s/ Tina Ruyter
                                         -------------------------------------
                                   Name:  Tina Ruyter
                                         -------------------------------------
                                   Title: Vice President
                                         -------------------------------------

                                   Lending Office:

                                   270 Park Avenue
                                   New York, New York 10017

                                   Wire Transfer Instructions:

                                   The Chase Manhattan Bank
                                   New York, New York
                                   ABA #021000021
                                   Commercial Loans #9420
                                   Reference: Spherion Corporation
                                   Attention: __________________


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                                   CITIBANK, N.A.

                                   By:    /s/ David L. Harris
                                         -------------------------------------
                                   Name:  David L. Harris
                                         -------------------------------------
                                   Title: Vice President
                                         -------------------------------------

                                   Lending Office:
                                   399 Park Avenue, 11th Floor, Zone 16
                                   New York, New York 10043

                                   Wire Transfer Instructions:
                                   Citibank, N.A.
                                   New York, New York
                                   ABA #021000089
                                   Account #40580628
                                           Atlanta Receipts
                                   Reference: Spherion Corporation


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                                   FIRST UNION NATIONAL BANK

                                   By:    /s/ Nicholas A.J. Hahn
                                         -------------------------------------
                                   Name:  Nicholas A.J. Hahn
                                         -------------------------------------
                                   Title: AVP
                                         -------------------------------------

                                   Lending Office:

                                   301 South College Street, DC-5
                                   Charlotte, North Carolina  28288

                                   Wire Transfer Instructions:

                                   First Union National Bank
                                   Miami, Florida
                                   ABA #063000021
                                   Account #GL 1459162008
                                   Account Name: Commercial Loan Services
                                   Attention: Cindy Petry
                                   Reference: Spherion Corporation


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                                   FLEET NATIONAL BANK

                                   By:    /s/ Deborah Lawrence
                                         -------------------------------------
                                   Name:  Deborah Lawrence
                                         -------------------------------------
                                   Title: Senior Vice President
                                         -------------------------------------

                                   Lending Office:

                                   100 Federal Street, 7th Floor
                                   Mail Stop:  MA DE 1000 7F
                                   Boston, Massachusetts 02210

                                   Wire Transfer Instructions:

                                   Fleet National Bank
                                   Boston, Massachusetts
                                   ABA # 011-000-138
                                   Account # 151035166156
                                   Attention: Commercial Loan Services/C&I
                                   Reference:  Spherion Corporation


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                                   SUNTRUST BANK, N.A.

                                   By:    /s/ Daniel S. Komitor
                                         -------------------------------------
                                   Name:  Daniel S. Komitor
                                         -------------------------------------
                                   Title: Director
                                         -------------------------------------

                                   Lending Office:

                                   303 Peachtree Street, 2nd Floor, MC 1921
                                   Atlanta, Georgia 30308

                                   Wire Transfer Instructions:

                                   SunTrust Bank, N.A.
                                   ABA #061-000-104
                                   Account #9088000112/Wire Clearing
                                   Attention: Tom Presley
                                   Reference: Spherion Corporation


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                                   WACHOVIA BANK, N.A.

                                   By:    /s/ KARIN E. REEL
                                         -------------------------------------
                                   Name:  KARIN E. REEL
                                         -------------------------------------
                                   Title: VICE PRESIDENT
                                         -------------------------------------

                                   Lending Office:

                                   191 Peachtree Street, 29th Floor
                                   Atlanta, Georgia 30303

                                   Wire Transfer Instructions:

                                   Wachovia Bank, N.A.
                                   Atlanta, Georgia
                                   ABA #061000010
                                   Account #18-171 498
                                   Attention: Adrienne Durham
                                   Reference: Spherion Corporation


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                                   ING BANK N.V.

                                   By:    /s/ J. Schmidt
                                         -------------------------------------
                                   Name:  J. Schmidt
                                         -------------------------------------
                                   Title: Sr. Relationship Manager
                                         -------------------------------------


                                   By:    /s/ M. Balmessen
                                         -------------------------------------
                                   Name:  M. Balmessen
                                         -------------------------------------
                                   Title: Sr. Relationship Manager
                                         -------------------------------------

                                   Lending Office:

                                   P.O. Box 1800
                                   1000 BV Amsterdam
                                   The Netherlands

                                   Wire Transfer Instructions:

                                   Northern Trust Int. Banking Corp.
                                   Account #100628-20230, SWIFT
                                   CNORUS 33
                                   In Favor of: ING Utrecht
                                   For Further Credit to: Account #02.00.37.449
                                                          (ING)
                                   Reference: Spherion Corporation


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                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED

                                   By:    /s/ James W. Masters
                                         -------------------------------------
                                   Name:  James W. Masters
                                         -------------------------------------
                                   Title: Senior Vice President and Manager
                                         -------------------------------------

                                   Lending Office:

                                   191 Peachtree Street, N.E.
                                   Suite 3825
                                   Atlanta, Georgia 30303-1757

                                   Wire Transfer Instructions:

                                   The Industrial Bank of Japan, Limited
                                   New York Branch
                                   New York, New York
                                   ABA #026008345
                                   For further credit to: IBJ Atlanta Agency
                                   Account #2601-21014
                                   Reference: Spherion Corporation


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                                   THE BANK OF NEW YORK

                                   By:    /s/ David C. Siegel
                                         -------------------------------------
                                   Name:  David C. Siegel
                                         -------------------------------------
                                   Title: Vice President
                                         -------------------------------------

                                   Lending Office:

                                   One Wall Street, 22nd Floor
                                   New York, New York 10286

                                   Wire Transfer Instructions:

                                   The Bank of New York
                                   New York, New York
                                   ABA #021000018
                                   Commercial Loan Servicing Department
                                   Reference: Spherion Corporation


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                                   COMERICA BANK

                                   By:    /s/ Danielle N. Butler
                                         -------------------------------------
                                   Name:  Danielle N. Butler
                                         -------------------------------------
                                   Title: AVP
                                         -------------------------------------

                                   Lending Office:

                                   500 Woodward Avenue, 9th Floor
                                   MC 3280
                                   Detroit, Michigan 48275-3280

                                   Wire Transfer Instructions:

                                   Comerica Bank
                                   ABA #072000096
                                   Account Name: Commercial Loan Servicing
                                   Account #02-21585-90010
                                   Reference: Spherion Corporation


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                                   CREDIT SUISSE FIRST BOSTON

                                   By:    /s/ Robert N. Finney
                                         -------------------------------------
                                   Name:  Robert N. Finney
                                         -------------------------------------
                                   Title: Managing Director
                                         -------------------------------------


                                   By:    /s/ Vitaly G. Butenko
                                         -------------------------------------
                                   Name:  Vitaly G. Butenko
                                         -------------------------------------
                                   Title: Assistant Vice President
                                         -------------------------------------

                                   Lending Office:

                                   11 Madison Avenue
                                   New York, New York 10010-3629

                                   Wire Transfer Instructions:

                                   The Bank of New York
                                   New York, New York
                                   ABA # 021000018
                                   Name of Account: CSFB NY Trade Services
                                   Account #890-0329-254
                                   Reference: Spherion Corporation


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                                   HSBC BANK USA

                                   By:    /s/ Alan F. Vitulich
                                         -------------------------------------
                                   Name:  Alan F. Vitulich
                                         -------------------------------------
                                   Title: Vice President
                                         -------------------------------------

                                   Lending Office:

                                   452 Fifth Avenue
                                   New York, New York 10018

                                   Wire Transfer Instructions:

                                   HSBC Bank USA
                                   ABA #021-001-088
                                   Account #001-940-503
                                   Attention: Asset Syndications
                                   Reference: Spherion Corporation


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                                   KBC BANK N.V.

                                   By:    /s/ Robert Snauffer
                                         -------------------------------------
                                   Name:  Robert Snauffer
                                         -------------------------------------
                                   Title: First Vice President
                                         -------------------------------------

                                   By:    /s/ Eric Haskin
                                         -------------------------------------
                                   Name:  Eric Haskin
                                         -------------------------------------
                                   Title: Assistant Vice President
                                         -------------------------------------


                                   Lending Office:

                                   New York Branch
                                   125 West 55th Street
                                   New York, New York 10019

                                   Wire Transfer Instructions:

                                   KBC Bank N.V.
                                   ABA #026-008-248
                                   Reference: Spherion Corporation


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                                   THE NORTHERN TRUST COMPANY

                                   By:    /s/ Roger McDugal
                                         -------------------------------------
                                   Name:  Roger McDugal
                                         -------------------------------------
                                   Title: Second Vice President
                                         -------------------------------------

                                   Lending Office:

                                   50 S. LaSalle Street, 11th Floor
                                   Chicago, Illinois 60675

                                   Wire Transfer Instructions:

                                   The Northern Trust Company
                                   ABA #071000152
                                   Commercial Loan Account #5186401000
                                   Credit to: Commercial Loan Dept.
                                   Reference: Spherion Corporation


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                                   GUARANTORS:

                                   ATRIUM (U.S.-B) INC.
                                   ATRIUM (U.S.-B) LLC
                                   SPHERION ACQUISITION CORPORATION
                                     (F/K/A INTERIM ACQUISITION CORPORATION)
                                   SPHERION ASSESSMENT INC.
                                     (F/K/A INTERIM ASSESSMENT SERVICES, INC.)
                                   SPHERION FINANCIAL CORPORATION
                                     (F/K/A INTERIM FINANCIAL CORPORATION)
                                   SPHERION REAL ESTATE SOLUTIONS INC.
                                     (F/K/A INTERIM REAL ESTATE SOLUTIONS INC.)
                                   ATRIUM (NL-A) INC.
                                   NORRELL CORPORATION
                                     (F/K/A INTERIM MERGER CORPORATION)
                                   SPHERION U.S. INC.
                                     (F/K/A INTERIM U.S. INC.)
                                   RICH FIELD AGENCY, INC.
                                   SARATOGA INSTITUTE, INC.
                                   SPHERION (EUROPE) INC.
                                     (F/K/A INTERIM SERVICES (EUROPE) INC.)
                                   ANATEC ASSET MANAGEMENT COMPANY
                                   ATR ASSET MANAGEMENT COMPANY
                                   COMTEX ASSET MANAGEMENT COMPANY
                                   COMTEX INFORMATION SYSTEMS, INC.
                                   NC HOLDING CORPORATION
                                   NORCROSS TELESERVICES INC.
                                   NORRELL ASSET MANAGEMENT COMPANY
                                   ACCOUNTING RESOURCES OF MASSACHUSETTS, INC.
                                   NORRELL RESOURCES CORPORATION
                                   NORRELL LICENSING COMPANY
                                   NORRELL INTERNATIONAL LTD.
                                   NORRELL TEMPORARY SERVICES, INC.
                                   NORRELL ACQUISITION CORP.
                                   SPHERION PACIFIC ENTERPRISES LLC
                                   SPHERION ATLANTIC ENTERPRISES LLC
                                   SPHERION PACIFIC OPERATIONS LLC
                                   SPHERION HOLDINGS LLC
                                   SPHERION ATLANTIC OPERATIONS LLC


                                   By:    /s/ James W. Williamson
                                         -------------------------------------
                                   Name:  James W. Williamson
                                   Title: Vice President (Risk Management)
                                          of each of the foregoing Guarantors


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